Financial instruments	9 Months Ended
Sep. 30, 2018
Disclosure Text Block [Abstract]
Financial Instruments Disclosure [Text Block]
15	Financial instruments

a)	Financial instruments

The Company's financial instruments generally consist of cash and cash equivalents, investments, receivables, deposits, accounts payable and accrued liabilities, and loan payable. It is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values. The Company’s investments are held for trading and are marked-to-market at each period end with changes in fair value recorded to the statement of comprehensive gain/loss.

The Company is exposed to currency risk by incurring certain expenditures in currencies other than the Canadian dollar. In addition, as certain of the Company’s consolidated subsidiaries’ functional currency is the United States dollar, the Company is exposed to foreign currency translation risk. The Company does not use derivative instruments to reduce this currency risk.

b)	Fair value classification of financial instruments

Fair value measurement is based on a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value which are:

Level 1 —	Quoted prices that are available in active markets for identical assets or liabilities.

Level 2 —	Quoted prices in active markets for similar assets that are observable.

Level 3 —	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

At September 30, 2018, the Company had Level 1 financial instruments, consisting of cash and cash equivalents and investments, with a fair value of $6.9 million (December 31, 2017 - $7.1 million).